Fees Summary	Jan. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 370,156,250
Previously Paid Amount	0
Total Fee Amount	51,118.58
Total Offset Amount	0
Net Fee	$ 51,118.58